UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2010

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

 (Exact name of registrant as specified in its charter)

Florida	0-51420	20-3061892
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

RIVER CENTER I 50 E RIVER CENTER BLVD, SUITE 820 COVINGTON, KY 41011
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:	(859) 581-5111

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________________

ITEM 4.01.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)

Previous Independent Auditors.

(i)

 On October 9, 2010, Valley Forge Composite Technologies, Inc. (the "Company") dismissed R.R. Hawkins & Associates International, PSC ("Hawkins") as its independent registered public accounting firm.  On October 11, 2010, the Company engaged Mountjoy Chilton Medley LLP ("MCM") to serve as its new principal independent accountant.

(ii)

The audit reports of Hawkins on the financial statements of the Company for the years ending December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified to the uncertainty, audit scope or accounting principles, except that the audit opinion for the years ended December 31, 2009 and 2008 did contain an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern.

(iii)

The Company's Board of Directors approved both the decision to dismiss Hawkins and the decision to engage MCM.

(iv)

During the two most recent fiscal years ended December 31, 2009 and 2008 and through October 9, 2010, there were: (1) no disagreements between the Company and Hawkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hawkins, would have caused them to make reference thereto in their reports on the Company's financial statements for such years, and (2) no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

(v)

The Company has provided a copy of this disclosure to Hawkins, and has requested that Hawkins furnish the Company with a letter, within the time periods prescribed by Item 304(a)(3) of Regulation S-K, addressed to the Securities and Exchange Commission stating whether Hawkins agrees with the statements made by the Company and, if not, stating the respects in which Hawkins does not agree.   A copy of the Hawkins response will be included as an exhibit to an amendment to this report upon receipt by the Company.

(b)

New Independent Accountants

The Company engaged MCM as its new independent auditors on October 11, 2010.  Prior to such date, the Company, did not consult with MCM regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

Date: October 14, 2010	By:	/s/ Louis J. Brothers
Louis J. Brothers
Chief Executive Officer, President, Secretary, Treasurer, and Authorized Officer

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